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                                                                    Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 31, 1998 (which report contains an explanatory paragraph referring to an uncertainty as to the Company's ability to continue as a going concern) relating to the financial statements of ConCap, Inc. which was filed with its Form 10-K for the fiscal year ended May 31, 1998.


                                             RACHLIN COHEN & HOLTZ



Fort Lauderdale, Florida
June 24, 1998